UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2019

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana		46222
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2019, the Board of Directors (“Board”) of Allison Transmission Holdings, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, appointed Judy Altmaier to serve as a member of the Company’s Board, effective immediately, with a term to expire at the Company’s 2019 annual meeting of stockholders. The appointment of Ms. Altmaier increases the size of the Board to eleven members. In addition, Ms. Altmaier has been appointed to serve on the Audit Committee of the Board.

As a non-management director, Ms. Altmaier will receive compensation in accordance with the Company’s Third Amended and Restated Non-Employee Director Compensation Policy (“Policy”). (See the Policy filed as Exhibit 10.25 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 with the Securities and Exchange Commission (“SEC”) on February 15, 2018.) In addition, it is expected that Ms. Altmaier will execute the Company’s standard form of director indemnification agreement. (See the Form of Director Indemnification Agreement filed as Exhibit 10.9 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed with the SEC on May 16, 2011.) There was no arrangement or understanding pursuant to which Ms. Altmaier was elected as a director, and there are no related party transactions between the Company and Ms. Altmaier.

A copy of the Company’s press release announcing the appointment of Ms. Altmaier to the Board is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Allison Transmission Holdings, Inc., dated February 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.
Date: February 19, 2019
	By:	/s/ Eric C. Scroggins
	Name:	Eric C. Scroggins
	Title:	Vice President, General Counsel and Secretary